UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2019

PIONEER POWER SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	27-1347616
(State of incorporation)	(I.R.S. Employer Identification No.)

400 Kelby Street, 12th Floor

Fort Lee, New Jersey 07024

(Address of principal executive offices)

(212) 867-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	PPSI	Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Pioneer Power Solutions, Inc. (the “Company”) held on November 22, 2019 (the “Annual Meeting”), the following two proposals were submitted to a vote of the Company’s stockholders:

(1)	Election of six directors to serve on the Company’s board of directors for a term of one year or until their successors are elected and qualified, for which the following were nominees: Nathan J. Mazurek, Thomas Klink, Yossi Cohn, Ian Ross, David Tesler and Jonathan Tulkoff.

(2)	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

For more information about the foregoing proposals, see the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on October 17, 2019, the relevant portions of which are incorporated herein by reference. Holders of the Company’s common stock were entitled to one vote per share. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

(1)	Each of the following nominees for director received the number of votes set forth opposite his name, constituting in each case a plurality of the votes cast at the Annual Meeting for the election of such director to serve for a term of one year or until his successor is duly elected and qualified:

Nominee	Votes For	Votes Withheld
Nathan J. Mazurek	6,029,257	144,278
Thomas Klink	5,140,746	1,032,789
Yossi Cohn	5,332,224	841,311
Ian Ross	6,169,734	3,801
David Tesler	6,164,931	8,604
Jonathan Tulkoff	6,140,620	32,915

(2)	The vote, based on votes cast in person or by proxy, for the proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was as follows:

Votes For	Votes Against	Votes Abstaining
6,442,725	3,583	716

The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER POWER SOLUTIONS, inc.

Date: November 26 2019	By:	/s/ Thomas Klink
	Name:	Thomas Klink
	Title:	Chief Financial Officer

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